                                                                 EXHIBIT 10.1(f)


                                AMENDMENT NO. 5
                                      TO
                          ATLANTIC RICHFIELD COMPANY
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN
                          __________________________

     Pursuant to the power of amendment reserved therein, the Atlantic Richfield Company Supplementary Executive Retirement Plan (the "Plan") is hereby amended effective as of May 1, 1997.

     Article I, Section 3.22 of the Plan is amended to read as follows:

     "3.22  Subsidiary or Affiliate means:

          (a) Any corporation 50 percent or more of the voting stock of which is owned directly or indirectly by Atlantic Richfield Company or a Subsidiary or Affiliate; or

          (b) Any partnership, joint venture or similar organization 50 percent or more of the profits interest or capital interest of which is owned directly or indirectly by Atlantic Richfield Company or a Subsidiary or Affiliate."

     Executed this 14/th/ day of April, 1998.



ATTEST:                                     ATLANTIC RICHFIELD COMPANY


    /s/ ARMINEH SIMONIAN                         /s/ JOHN H. KELLY
BY:___________________________              By:  ___________________________
Armineh Simonian                                 John H. Kelly
                                                 Senior Vice President
                                                 Human Resources